SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant      |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RENTERS CHOICE, INC.
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction applies:
        2)     Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4) Proposed maximum aggregate value of transaction 5) Total fee paid:
|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:
        2)      Form, Schedule or Registration Statement No.:
        3)      Filing Party:
        4)      Filing Date:

                              RENTERS CHOICE, INC.
                         13800 Montfort Drive, Suite 300
                               Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 1998

To the Holders of Common Stock of
RENTERS CHOICE, INC.

        The 1998 Annual Meeting of Stockholders of Renters Choice, Inc. (the "Company") will be held at the offices of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, on Monday, May 18, 1998 at 9:30 a.m., Dallas, Texas time, for the following purposes:

        1. To elect one person to serve as a Class I director in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company;

        2. To approve an amendment to the Amended and Restated 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") to increase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock") issuable under the Plan from 2,000,000 to 3,000,000; and

        3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof (the "Annual Meeting").

        A copy of the Proxy Statement in which the foregoing matters are described in more detail accompanies this Notice of Annual Meeting of Stockholders.

        Stockholders are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on March 23, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders will be available for examination at the Company's offices located at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, during normal business hours for ten days before the meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY VOTE IN PERSON, EVEN IF YOU RETURNED YOUR PROXY CARD.

                                             By Order of the Board of Directors,

                                             /s/ DAVID M. GLASGOW
                                             David M. Glasgow
                                             SECRETARY

April 6, 1998
Dallas, Texas

                              RENTERS CHOICE, INC.

                         13800 Montfort Drive, Suite 300
                               Dallas, Texas 75240

                              --------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 1998

                              --------------------


        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Renters Choice, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and any postponements or adjournments thereof (the "Annual Meeting").

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting and does not know of any additional matters to be brought before the Annual Meeting by others. The Amended and Restated Bylaws of the Company require advance notice of stockholder proposals for action to be taken at the Annual Meeting and stockholder nominations of persons for election to the Board of Directors. No such notices have been received.

        This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about April 6, 1998. All duly executed proxies received by the Company or its transfer agent prior to the Annual Meeting will be voted in accordance with the instructions specified therein. As to a matter for which no instruction has been specified in a properly executed proxy, the shares represented thereby will be voted by the person named therein (1) FOR the election of J. Ernest Talley as the Class I director of the Company; (2) FOR an amendment to the Amended and Restated 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") to increase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock") issuable under the Plan from 2,000,000 to 3,000,000; and (3) in the discretion of the persons named in the proxy, to transact any other business that may properly come before the Annual Meeting. A stockholder who attends the Annual Meeting may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. In addition, a stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company or by delivering a properly executed proxy bearing a later date.

        The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at the Annual Meeting. At that date, there were outstanding 24,948,758 shares of Common Stock, the holders of which will be entitled to one vote per share of Common Stock on each matter submitted at the Annual Meeting. The Company has no other class of stock outstanding. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. If and when a quorum is present or represented at the Annual Meeting or any adjournment thereof, the stockholders present or represented at the meeting may continue to transact business until adjournment notwithstanding the withdrawal from the meeting of stockholders counted in determining the existence of a quorum.

        The Class I director shall be elected by a plurality of the votes cast in the election. All other matters require the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

        Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors at the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions will have the same legal effect as a vote against the matter on all matters other than the election of directors.

        Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The Company has retained ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon") to aid in the solicitation of proxies. It is estimated that the cost of these services will be approximately $5,500 plus expenses. The Company will bear the entire cost of soliciting proxies in the accompanying form. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by officers and regular employees of ChaseMellon and the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxy materials to beneficial owners of stock.

                              ELECTION OF DIRECTORS

        Pursuant to the Amended and Restated Certificate of Incorporation of the Company (as amended), the Board of Directors currently is divided into three separate classes (Class I, Class II and Class III). J. Ernest Talley currently serves as the Class I director until the 1998 Annual Meeting of Stockholders of the Company and until his successor has been duly elected and qualified. Mark E. Speese and Rex W. Thompson currently serve as Class II directors until the 1999 Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified. Joseph V. Mariner, Jr. and J. V. Lentell currently serve as Class III directors until the 2000 Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified.

        At this year's Annual Meeting, one person will be elected to the Board of Directors, to serve as a Class I director until the 2001 Annual Meeting of Stockholders of the Company and until a successor has been duly elected and qualified. At each subsequent Annual Meeting of Stockholders of the Company, one class of directors will be elected on a rotating basis for a three-year term. Pursuant to the Company's Amended and Restated Bylaws, directors shall be elected by a plurality of votes cast in the election.

        Unless contrary instructions are set forth in the accompanying proxy, it is intended that the persons named in the proxy will vote all shares represented thereby FOR the election of J. Ernest Talley, who has been properly nominated to serve as a Class I director, to the Board of Directors. The Company has no reason to believe that Mr. Talley will be unable or unwilling to serve if elected to the Board of Directors. However, should Mr. Talley become unable or unwilling to serve prior to the Annual Meeting, the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors may recommend.

NOMINEE FOR ELECTION AS DIRECTOR

                                                                            YEAR TERM WOULD
                                                                              EXPIRE AFTER
                                                                              ELECTION IF
NAME                      AGE     BUSINESS EXPERIENCE                      ELECTED, AND CLASS
----                      ---     -------------------                      ------------------
J. Ernest Talley          63      Mr.  Talley has served as  Chairman of           2001
                                  the Board of  Directors of the Company        (Class I)
                                  since  May  1989 and  Chief  Executive
                                  Officer  since   November   1994.  Mr.
                                  Talley    operated    a    rent-to-own
                                  business   from   1963   to   1974  in
                                  Wichita,  Kansas,  which  he  sold  to
                                  Remco (now owned by  Rent-a-Center,  a
                                  unit of Thorn  EMI PLC) in 1974.  From
                                  1974 to 1988,  he was  involved in the
                                  commercial  real  estate  business  in
                                  Dallas,  Texas. Mr. Talley  co-founded
                                  Talley  Lease  to Own,  Inc.  with his
                                  son,  Michael C.  Talley,  in 1987 and
                                  served   as  a   director   and  Chief
                                  Executive   Officer  of  that  company
                                  from 1988  until its  merger  with the
                                  Company on January 1, 1995.


PERSONS CONTINUING AS DIRECTORS
                                                                              YEAR TERM
NAME                      AGE     BUSINESS EXPERIENCE                      EXPIRES AND CLASS
----                      ---     -------------------                      -----------------
Mark E. Speese            40      Mr.  Speese  has  served as  President           1999
                                  and a director  of the  Company  since        (Class II)
                                  1990, and as Chief  Operating  Officer
                                  since   November   1994.    From   the
                                  Company's   inception  in  1986  until
                                  1990,  Mr.  Speese  served  as a  Vice
                                  President    responsible    for    the
                                  Company's   New   Jersey   operations.
                                  Prior  to  joining  the  Company,  Mr.
                                  Speese  was  a  regional  manager  for
                                  Rent-a-Center,  a unit  of  Thorn  EMI
                                  PLC, from 1979 to 1986.

                                       4

Rex W. Thompson           48      Mr. Thompson has served as a director            1999
                                  of the Company since February 1995.           (Class II)
                                  Since 1988, Mr. Thompson has served
                                  as a Professor of Finance at the
                                  Edwin L. Cox School of Business,
                                  Southern Methodist    University,
                                  Dallas,  Texas,  where he also  serves
                                  as    Chairman    of    the    Finance
                                  Department.   Mr. Thompson  previously
                                  served as an  assistant  professor  at
                                  Carnegie-Mellon  University, and as an
                                  associate  professor at the University
                                  of British  Columbia  and the  Wharton
                                  School of Business.

J.V. Lentell              59      Mr.  Lentell  has served as a director             2000
                                  of the Company  since  February  1995.         (Class III)
                                  Mr.  Lentell  was  employed  by Kansas
                                  State  Bank &   Trust  Co.,   Wichita,
                                  Kansas,  from 1966  through July 1993,
                                  serving as  Chairman of the Board from
                                  1981  through  July  1993.  Since July
                                  1993,  he has served as a director and
                                  Vice   Chairman   of  the   Board   of
                                  Directors  of  Intrust   Bank,   N.A.,
                                  successor  by merger  to Kansas  State
                                  Bank & Trust Co.


Joseph V. Mariner, Jr.    77      Mr. Mariner has served as a director of the            2000
                                  Company since February 1995. Until his             (Class III)
                                  retirement in 1978, Mr. Mariner served as
                                  Chairman of the Board of Directors and Chief
                                  Executive Officer of Hydrometals, Inc., a
                                  large conglomerate with subsidiaries engaged
                                  in the manufacture of retail plumbing
                                  supplies, non-powered hand tools and
                                  electronic components. Mr. Mariner currently
                                  serves as a director of Temtex Industries,
                                  Inc., a manufacturer of energy efficient
                                  fireplaces and gas logs, Peerless Mfg. Co, a
                                  manufacturer of heavy oil and gas filtration
                                  equipment and Dyson Kissner Moran Corp., a New
                                  York based private investment company engaged
                                  in acquiring and operating a multitude of
                                  manufacturing companies
                                  with   additional   holdings  in  real
                                  estate.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company currently has an Audit Committee and a Compensation Committee of the Board of Directors. The Audit Committee is composed of Messrs. Lentell, Mariner and Thompson, who are all of the members of the Board of Directors who are not employees of the Company (the "Outside Directors"), and is responsible for reviewing the functions of the Company's management and independent auditors pertaining to the Company's financial statements and performing such other duties and functions as are deemed appropriate by the Audit Committee or the Board. Mr. Mariner is Chairman of the Audit Committee. The Compensation Committee is also composed of the Outside Directors and is responsible for recommending to the Board the base salaries and incentive bonuses for the executive officers of the Company and for administering the Company's Long-Term Incentive Plan. Mr. Thompson is Chairman of the Compensation Committee. The Audit Committee met two times and the Compensation Committee met one time during 1997. The Compensation Committee took action by written consent on some occasions during 1997. Each director attended all meetings of all committees on which he served during 1997. The Board of Directors does not have a standing nominating committee or other committee performing similar functions.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company met four times during 1997, including regularly scheduled and special meetings. Each director attended all meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Outside Directors receive $3,000 for each meeting of the Board of Directors that they attend and $1,000 for attending a meeting of a committee of the Board. In addition, all directors are reimbursed for travel and lodging expenses of attending Board, stockholder and committee meetings. Automatic annual awards of fully-vested stock options are made to each Outside Director on the first business day of each year, which provide for the purchase of 3,000 shares of Common Stock at a purchase price equal to the market value of the Common Stock on such date. These options are immediately exercisable by the individual Outside Directors. The options granted to the Outside Directors on January 2, 1998, have an exercise price of $18.00 per share. The Company has entered into agreements with all directors pursuant to which the Company has agreed to indemnify them against certain claims arising out of their service as directors. Directors are also entitled to the protection of certain indemnification provisions in the Company's Amended and Restated Certificate of Incorporation and in the Company's Bylaws.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held by them and a description of their business experience during at least the past five years.

        In late 1996, the Board determined that the management structure of the Company should be adjusted to take into account the continued growth of the Company. The Board determined that a Senior Vice President level within the Company's management structure should be created to oversee the Company's sixteen Regional Vice Presidents. Since that time, Dana F. Goble and John H. Whitehead were appointed by the Board to fill these positions. During 1997, as a result of the creation of the Senior Vice President level, the Board determined that the Regional Vice President positions should no longer be classified as an officer (an "Officer") within the meaning of Section 16 ("Section 16") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board determined that the Regional Vice President position no longer met the definition of an Officer under Section 16, as each Regional Vice President's responsibilities and duties had changed since the Company's initial public offering. As a result of the Board's decision, the Company's Regional Vice Presidents are no longer included as Officers below.

NAME                      AGE     POSITIONS                       BUSINESS EXPERIENCE
----                      ---     ---------                       -------------------
J. Ernest Talley          63      Chairman of the Board   Mr.  Talley has  served as  Chairman
                                  of Directors and        of the  Board  of  Directors  of the
                                  Chief Executive         Company  since  May 1989  and  Chief
                                  Officer                 Executive   Officer  since  November
                                                          1994.   Mr.   Talley    operated   a
                                                          rent-to-own  business  from  1963 to
                                                          1974 in Wichita,  Kansas.  From 1974
                                                          to  1988,  he  was  involved  in the
                                                          commercial  real estate  business in
                                                          Dallas,     Texas.     Mr.    Talley
                                                          co-founded   Talley  Lease  to  Own,
                                                          Inc.   with  his   son,   Michael C.
                                                          Talley,  in  1987  and  served  as a
                                                          director    and   Chief    Executive
                                                          Officer  of that  company  from 1988
                                                          until its  merger  with the  Company
                                                          on January 1, 1995.

                                       7

Mark E. Speese            40      President, Chief        Mr.  Speese has served as  President
                                  Operating Officer and   and a director of the Company  since
                                  Director                1990,   and   as   Chief   Operating
                                                          Officer since  November  1994.  From
                                                          1990 to  November  1994,  Mr. Speese
                                                          served as Chief  Executive  Officer.
                                                          From  the  Company's   inception  in
                                                          1986 until 1990,  Mr.  Speese served
                                                          as a Vice President  responsible for
                                                          the     Company's     New     Jersey
                                                          operations.  Prior  to  joining  the
                                                          Company,  Mr.  Speese was a regional
                                                          manager  for  Rent-a-Center,  a unit
                                                          of Thorn EMI PLC, from 1979 to 1986.

Mitchell E. Fadel         40      President and Chief     Mr.  Fadel has  served as  President
                                  Executive Officer-      and  Chief   Executive   Officer  of
                                  ColorTyme, Inc.         ColorTyme,   Inc.   since   November
                                                          1992.    From    January   1992   to
                                                          December  1994,  he also  served  as
                                                          President   of   ColorTyme   Stores,
                                                          Inc.,   a   former    affiliate   of
                                                          ColorTyme,  Inc. ColorTyme,  Inc. is
                                                          a   national   franchisor   of   262
                                                          rent-to-own  stores  and is a wholly
                                                          owned subsidiary of the Company.

L. Dowell Arnette         50      Executive Vice          Mr.   Arnette   has   served  as  an
                                  President               Executive   Vice  President  of  the
                                                          Company since  September  1996. From
                                                          May  1995  to  September  1996,  Mr.
                                                          Arnette   served  as   Senior   Vice
                                                          President  of  the   Company.   From
                                                          November   1994  to  May  1995,   he
                                                          served as  Regional  Vice  President
                                                          of  the   Company.   From   1993  to
                                                          November   1994,   he  served  as  a
                                                          regional   manager  of  the  Company
                                                          responsible  for  the   southeastern
                                                          region.  From 1975 until  1993,  Mr.
                                                          Arnette   was  an   Executive   Vice
                                                          President of DEF  Investments,  Inc.
                                                          ("DEF"),  an operator of rent-to-own
                                                          stores.    The   Company    acquired
                                                          substantially  all of the  assets of
                                                          DEF and its  subsidiaries  in  April
                                                          1993.  Mr.  Arnette  is the  brother
                                                          of Joe T. Arnette,  Vice President -
                                                          Training   &   Personnel    of   the
                                                          Company.

Dana F. Goble        32    Senior Vice President   Mr. Goble was appointed
                                                   Senior Vice President of the
                                                   Company in December 1996 and
                                                   served as a Regional Vice
                                                   President of the Company from
                                                   May 1995 until December 1996.
                                                   From April 1993 to May 1995,
                                                   Mr. Goble served as the
                                                   Company's regional manager
                                                   for the Detroit, Michigan
                                                   area. From 1986 through April
                                                   1993, Mr. Goble held several
                                                   positions with DEF, including
                                                   regional manager for the
                                                   states of Indiana, Michigan
                                                   and Ohio.

John H. Whitehead    48    Senior Vice President   Mr. Whitehead was appointed
                                                   Senior Vice President of the
                                                   Company in August 1997 and
                                                   served as a Regional Vice
                                                   President of the Company from
                                                   May 1995 to August 1997. From
                                                   July 1993 to May 1995, Mr.
                                                   Whitehead served as the
                                                   Company's regional manager
                                                   for the Atlanta, Georgia area
                                                   and from July 1992 to July
                                                   1993, he served as manager of
                                                   one of the Company's stores
                                                   in New Jersey. From 1988
                                                   through December 1991, Mr.
                                                   Whitehead served as the
                                                   general manager and district
                                                   manager of Dairy Stores,
                                                   Inc., a convenience store
                                                   chain based in Edison, New
                                                   Jersey.

Danny Z. Wilbanks    42    Senior Vice President   Mr. Wilbanks was appointed
                           - Finance and Chief     Senior Vice President -
                           Financial Officer       Finance and Chief Financial
                                                   Officer of the Company in
                                                   April 1997. From January 1995
                                                   to April 1997, Mr. Wilbanks
                                                   served as President and Chief
                                                   Executive Officer of Trans
                                                   Texas Capital, L.L.C., a
                                                   rental purchase company, the
                                                   assets of which were acquired
                                                   by the Company in February
                                                   1997. Between August 1993 and
                                                   January 1995, Mr. Wilbanks
                                                   was a self-employed
                                                   consultant in the rent-to-own
                                                   industry. From January 1986
                                                   to August 1993, Mr. Wilbanks,
                                                   who is a certified public
                                                   accountant, served as Chief
                                                   Financial Officer of REMCO, a
                                                   rental purchase company.

Joe T. Arnette      47     Vice President -        Mr. Arnette has served as
                           Training & Personnel    Vice President - Training and
                                                   Personnel of the Company
                                                   since September 1996. Mr.
                                                   Arnette served as general
                                                   manager of Consolidated
                                                   Rentals Systems, Inc., an
                                                   operator of rent-to-own
                                                   stores in Georgia and
                                                   Alabama, from December 1989
                                                   until the Company acquired
                                                   the assets of Consolidated
                                                   Rentals Systems, Inc. in May
                                                   1995. Mr. Arnette is the
                                                   brother of L. Dowell
                                                   Arnette, Executive Vice
                                                   President of the Company.

Ann L. Davids             29      Vice President - Mrs. Davids was appointed to
                                  Director of      the office of Vice President
                                  Advertising      - Director of Advertising in
                                                   February of 1998. From April
                                                   1995 to February 1998, Mrs.
                                                   Davids was a senior account
                                                   executive for John F.
                                                   Bagwell, Inc. DBA Bagwell
                                                   Agency, devoting the majority
                                                   of her time to managing the
                                                   Renters Choice, Inc.
                                                   advertising account. From May
                                                   1994 to April 1995, Mrs.
                                                   Davids was the National
                                                   Advertising Director for
                                                   Crown Leasing Corporation, a
                                                   company acquired by Renters
                                                   Choice, Inc. in April 1995.
                                                   Prior to serving as Crown's
                                                   National Advertising
                                                   Director, Mrs. Davids was
                                                   employed with Crown in
                                                   various capacities from
                                                   January 1990. Mrs. Davids
                                                   received a bachelors degree
                                                   from Texas A&M University,
                                                   Texarkana in 1994.

Robert D. Davis     26     Treasurer               Mr. Davis has served as
                                                   Treasurer of the Company
                                                   since June of 1997. From
                                                   January 1997 to June 1997,
                                                   Mr. Davis served as the
                                                   Company's Assistant
                                                   Secretary/Treasurer. From
                                                   June 1995 to January 1997,
                                                   Mr. Davis served as the
                                                   Company's Payroll Supervisor
                                                   and from June 1993 to June
                                                   1995 served as an accountant
                                                   for the Company. Mr. Davis
                                                   received a Bachelor of
                                                   Business Administration
                                                   Degree from Southern
                                                   Methodist University in
                                                   May 1993.

David M. Glasgow          29      Secretary        Mr. Glasgow has served as
                                                   Secretary of the Company
                                                   since June of 1995. From June
                                                   1995 to June 1997, Mr.
                                                   Glasgow served as Secretary
                                                   and Treasurer of the Company.
                                                   From March 1995 to June 1995,
                                                   Mr. Glasgow served as the
                                                   Company's accounting
                                                   operations supervisor and
                                                   from June 1993 to March 1995,
                                                   he was an accountant for the
                                                   Company. From January 1993
                                                   through May 1993, Mr. Glasgow
                                                   was an insurance adjuster for
                                                   Crawford & Company in Dallas,
                                                   Texas. Mr. Glasgow received a
                                                   Bachelor of Business
                                                   Administration Degree from
                                                   Stephen F. Austin State
                                                   University in December 1992.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth the compensation for the years ended December 31, 1997, 1996 and 1995 awarded to or earned by (i) each person serving as chief executive officer of the Company at any time during such periods, and
(ii) the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) whose salary and bonus exceeded $100,000 for services rendered in all capacities (collectively, the "Named Executive Officers").

                                        ANNUAL                   LONG TERM
                                    COMPENSATION(1)            COMPENSATION
                                   --------------------    ---------------------------------
                                                                              SECURITIES
NAME AND PRINCIPAL                                           RESTRICTED       UNDERLYING         OTHER
POSITION                   YEAR    SALARY ($) BONUS ($)    STOCK AWARDS      OPTIONS/SARS(#) COMPENSATION($)(1)
--------                   ----    --------------------    ------------      --------------- ------------------
J. Ernest Talley           1997     250,000        --            --              --              --
Chairman of the Board and  1996     240,000        --            --              --              --
Chief Executive Officer    1995     240,000        --            --              --              --


Mark E. Speese             1997     170,000    21,000            --              --              --
President and Chief        1996     160,000    16,000            --              --              --
Operating                  1995     150,000    10,000            --              --              --
Officer
                                                                          10,000(3)
Mitchell E. Fadel (2)      1997     210,000    96,000            --                              --
President and Chief        1996     105,000(2) 96,000            --              --              --
Executive Officer -        1995          --        --            --              --              --
ColorTyme, Inc.

L. Dowell Arnette          1997     160,000    25,000            --              --              --
Executive Vice President   1996     150,000    16,000            --              --              --
                           1995     132,000    23,000            --       15,000(4)              --
                                                                                                 --
                                                           --                                    --
                                                                                                 --
Dana F. Goble              1997     120,000    14,000      --              5,000(5)
Senior Vice President      1996      82,000    22,000                            --
                           1995      60,000    12,000      --              15,000(6)

------------------
(1) The Named Executive Officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate cost of which did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer.

(2) Mr. Fadel is President and Chief Executive Officer of ColorTyme, Inc., a wholly owned subsidiary of the Company which was acquired by the Company in May 1996. The amount presented for 1996 reflects the portion of his $210,000 annual salary received in 1996.

(3) These amounts represent options to purchase the Company's Common Stock that were granted to Mr. Fadel in July 1996 and were outstanding as of December 31, 1996 (the "1996 Options"). Effective January 2, 1997, the 1996 Options were cancelled and Mr. Fadel was granted 10,000 new options to replace the 1996 Options. The new options vest at 25% per year, beginning January 2, 1998.

(4) In May 1995, Mr. Arnette was granted 15,000 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long Term Incentive Plan. The options vest over four years and expire 10 years from the date of the grant.

(5) In January 1997, Mr. Goble was granted 5,000 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long Term Incentive Plan. The options vest over four years and expire 10 years from the date of the grant.

(6) In May 1995, Mr. Goble was granted 15,000 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long Term Incentive Plan. The options vest over four years and expire 10 years from the date of the grant.

                            OPTION/SAR GRANTS IN LAST FISCAL YEAR

                          INDIVIDUAL GRANTS
                          -----------------                                 POTENTIAL REALIZABLE VALUE
                      NUMBER OF    PERCENT OF                               AT ASSUMED ANNUAL RATESTION
                     SECURITIES   TOTAL OPTIONS                             OF STOCK PRICE APPRECIATION
                     UNDERLYING    GRANTED TO    EXERCISE OR                    FOR OPTION TERM (1)
                      OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION  ---------------------------
     NAME           GRANTED(2)(#) FISCAL YEAR      ($/SH)         DATE         5% ($)          10% ($)
----------------  --------------  -------------  ------------   ---------   ---------          -------
J. Ernest Talley           0            0           N/A           N/A           N/A             N/A
Mark E. Speese             0            0           N/A           N/A           N/A             N/A
Mitchell E. Fadel        10,000(3)    1.16%        $14.38        1/2/07       90,450          229,217
L. Dowell Arnette          0            0           N/A           N/A           N/A             N/A
Dana F. Goble            5,000        0.58%        $14.38        1/2/07       45,225          114,609

------------
(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) Options are exercisable at 25% per year, beginning one year from the date of grant.

(3) These amounts represent the 1996 Options that were granted to Mr. Fadel in July 1996 and were outstanding as of December 31, 1996. Effective January 2, 1997, the 1996 Options were cancelled and Mr. Fadel was granted 10,000 new options (the "New Options") to replace the 1996 Options. The New Options vest at 25% per year, beginning January 2, 1998, have an exercise price of $14.38 per share and expire on January 2, 2007.

OPTION EXERCISES AND YEAR-END OPTION VALUES

        The following table sets forth certain information with respect to the value of unexercised options held by the Named Executive Officers at December 31, 1997. No options were exercised by any of the Named Executive Officers during 1997.

                      AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR
                               AND FISCAL YEAR END OPTION VALUES

                                                                    VALUE OF UNEXERCISED
                          NUMBER OF UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                               AT FISCAL YEAR END                   AT FISCAL YEAR END
        NAME            EXERCISABLE(E)/UNEXERCISABLE(U)    EXERCISABLE (E)/UNEXERCISABLE (U)
        ----            ---------------------------------  ---------------------------------
J. Ernest Talley               0  (E)             0  (U)             0  (E)            0  (U)
Mark E. Speese                 0  (E)             0  (U)             0  (E)            0  (U)
Mitchell E. Fadel              0  (E)        10,000  (U)             0  (E)      $185,000 (U)
L. Dowell Arnette          7,500  (E)         7,500  (U)       $138,750 (E)      $138,750 (U)
Dana F. Goble              7,500  (E)        12,500  (U)       $138,750 (E)      $231,250 (U)

------------
(a) The closing market price of the Company's Common Stock on December 31, 1997 as reported on the Nasdaq National Market of the Nasdaq Stock Market, Inc. ("Nasdaq") of $18.50 was used in the calculation to determine the value of unexercised options.

REPORT ON OPTION REPRICING

        The Company believes that the granting of stock options to employees has provided a significant incentive to the Company's employees to align their interest with those of the Company's stockholders. A substantial portion of the Company's employees have received options in the past. In January 1997, when the fair market value of the Company's common stock was $14.38, the Company's Compensation Committee (the "Compensation Committee") reviewed the Company's outstanding options and determined that the Company had outstanding options to purchase 188,500 shares at exercise prices significantly above market (the "Old Options").

        The Compensation Committee believed that because of the significant decrease in the price of the Company's stock from the time of the granting of the Old Options, it was unlikely that these options would provide significant incentive for employees, particularly in the short term. Accordingly, on January 2, 1997, the Company notified each of the holders of the Old Options that they had the opportunity to cancel their Old Options in exchange for the same number of options at the current market value (the "New Options"). Of the 188,500 Old Options, holders of 174,000 Old Options elected to have their Old Options cancelled and were issued the same number of New Options. This cancellation and reissuance was the equivalent of a repricing of the 174,000 Old Options. The Committee believed it was in the best interests of the Company to cancel these options and to issue new stock options because the granting of new stock options would provide an additional incentive for employees and would result in increased stockholder value. Of the Old Options that were repriced, 10,000 were held by Mitchell E. Fadel, President and Chief Executive Officer of ColorTyme, Inc. No other Old Options were held by any Named Executive Officer.

        The following table presents information on the repricing of stock options for Mr. Fadel and any other executive officer during the period the Company has been publicly listed.

RENTERS CHOICE, INC. - EXECUTIVE OFFICER OPTION REPRICING

                                                                                                 LENGTH OF
                                                                       EXERCISE                   ORIGINAL
                                         NUMBER OF     MARKET PRICE      PRICE       NEW        OPTION TERM
                                          OPTIONS       AT TIME OF     AT TIME OF  EXERCISE     REMAINING AT
   NAME                    DATE           REPRICED      REPRICING      REPRICING     PRICE    DATE OF REPRICING
------------          ---------------- -------------- ------------- -------------- ---------- ------------------
Mitchell E. Fadel     January 2, 1997     10,000         $14.38        $24.63       $14.38        9.5 years

COMPENSATION COMMITTEE

Rex W. Thompson
J.V. Lentell
Joseph V. Mariner, Jr.

EMPLOYMENT AGREEMENTS

        The Company entered into an employment agreement with Danny Z. Wilbanks dated March 28, 1997, pursuant to which Mr. Wilbanks became the Senior Vice President - Finance and Chief Financial Officer of the Company effective April 1, 1997. The employment agreement provides for Mr. Wilbanks' employment by the Company for a two-year period commencing April 1, 1997, subject to earlier termination by the Company or Mr. Wilbanks at any time for any reason, and for an annual salary of $140,000 for the first year, with annual increases thereafter as authorized by the Company's Board of Directors. The Company and Mr. Wilbanks also entered into a stock option agreement pursuant to which Mr. Wilbanks received an option to purchase 60,000 shares of the Company's Common Stock, par value $0.01 per share, under the Company's Long-Term Incentive Plan, at an exercise price of $14.00 per share. Of the 60,000 options granted, 20,000 are currently exercisable, with the remaining options vesting over the remaining four-year period through the year 2002 on each anniversary date of the agreement.

        The Company does not have employment agreements with any other executive officers or other members of management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        J. V. Lentell, a director of the Company, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of the Company's lenders. Intrust Bank, N.A. is a $18,000,000 participant in the Company's $90,000,000 line of credit. The Company also maintains a separate line of credit with Intrust Bank, N.A., of which $380,000 was advanced as of March 23, 1998.

        No executive officer of the Company served as a member of the compensation or similar committee or Board of Directors of any other entity of which an executive officer served on the Compensation Committee or Board of Directors of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        In February 1995, the Board of Directors established the Compensation Committee to review and approve the compensation levels of members of management, evaluate the performance of management, consider management succession and consider any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of compensation for the executive officers of the Company.

        The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include creating and then preserving strong financial performance, increasing the assets of the Company, enhancing stockholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates.

        The available forms of executive compensation include base salary, cash bonus awards and incentive stock options, restricted stock awards and stock appreciation rights. Performance of the Company is a key consideration. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long-term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. An additional achievement of the Compensation Committee has been to offer officers equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

        Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Stock option awards in fiscal year 1997 were used to reward certain officers and to retain them through the potential of capital gains and equity buildup in the Company. The number of stock options granted is determined by the subjective evaluation of the officer's ability to influence the Company's long term growth and profitability. Stock options have been granted only pursuant to the Company's Long-Term Incentive Plan. The Board of Directors believes the award of options represents an effective incentive to create value for the stockholders.

        The Chief Executive Officer's base salary for fiscal year 1997 was $250,000. Effective January 1, 1998, the Committee increased the Chief Executive Officer's base salary approximately 12% to $280,000 to raise the Chief Executive Officer's salary to a level the Compensation Committee deemed to be commensurate with the Chief Executive Officer's position at comparable publicly owned companies. In determining the compensation of the Chief Executive Officer, the Compensation Committee considered the Chief Executive Officer's performance, his compensation history and other subjective factors. The Compensation Committee believes that the Chief Executive Officer's 1997 and 1998 compensation levels are justified by the Company's financial progress and performance against the goals set by the Compensation Committee.

                                       COMPENSATION COMMITTEE

                                       Rex W. Thompson
                                       J. V. Lentell
                                       Joseph V. Mariner, Jr.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the Nasdaq Stock Market - Market Index and the Renters Choice, Inc. "peer group" of competitors (the "Peer Group") for the period beginning January 25, 1995, and ending December 31, 1997, assuming an investment of $100.00 on January 25, 1995, and the reinvestment of dividends.

        The Peer Group for fiscal year 1995 consisted of Aaron Rents, Inc., Advantage Companies, Inc., Heilig Meyers Company, Rent Way, Inc., and Rhodes, Inc. During fiscal year 1996, Advantage Companies, Inc. and Rhodes, Inc. ceased to be public companies, thus removing them from public trading and as a result, from the Company's Peer Group. Bestway, Inc., a rent-to-own company, was added to the Peer Group for fiscal year 1996. The Peer Group for fiscal year 1996 consisted of Aaron Rents, Inc., Bestway, Inc., Heilig Meyers Company, and Rent Way, Inc. In 1997, Alrenco, Inc., and Thorn PLC were added to the peer group for fiscal year 1997 and the peer group for fiscal year 1996 was updated to reflect the addition of these companies (the "Revised 1996 Peer Group"), as both Alrenco, Inc. and Thorn PLC were publicly traded for the entire 1996 year. The Company believes that including Alrenco, Inc. and Thorn PLC provides a better identification of the Company's Peer Group. The companies in both the Revised 1996 Peer Group and for the fiscal year 1997 Peer Group are Aaron Rents, Inc., Alrenco, Inc. Bestway, Inc., Heilig Meyers Company, Rent Way, Inc., and Thorn PLC.

        The stock price performance shown on the graph reflects the change in the Company's stock price relative to the noted indices at December 31, 1995, 1996 and 1997, and not for any interim periods and is not necessarily indicative of future price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                         ---------------FISCAL YEAR ENDING------------------

COMPANY                  1995           1995           1996           1997
-------                  ----           ----           ----           ----
RENTERS CHOICE GROUP     100.00         358.51         378.07         534.51
PEER GROUP               100.00          77.86          70.77         195.61
BROAD MARKET             100.00         128.69         159.91         195.61

INDEMNIFICATION ARRANGEMENTS

        The Company's Amended and Restated Bylaws provide for the indemnification of its executive officers and directors, and the advancement of expenses to such persons in connection with proceedings and claims arising out of their status as such, to the fullest extent permitted by the General Corporation Law of the State of Delaware. The Amended and Restated Bylaws also contain provisions intended to facilitate an indemnitee's receipt of such benefits. In addition, the Company maintains a customary directors' and officers' liability insurance policy covering its directors and officers.

                        PROPOSALS FOR STOCKHOLDER ACTION

                            I. ELECTION OF DIRECTORS

        The nominee for election as director is J. Ernest Talley. Information concerning the nominee is set forth in the section captioned "Election of Directors."

        THE BOARD RECOMMENDS A VOTE FOR THE NOMINEE.

                 II. AMENDMENT TO INCREASE THE NUMBER OF SHARES
                         OF COMMON STOCK RESERVED UNDER
                  THE AMENDED AND RESTATED 1994 RENTERS CHOICE, INC.
                            LONG-TERM INCENTIVE PLAN

DESCRIPTION OF THE PLAN

        Under the Plan, designated officers, employees and directors of the Company are eligible to receive awards in the form of stock options, stock appreciation rights, restricted stock grants and cash awards.

        An aggregate of 2,000,000 shares of Common Stock is currently reserved for issuance under the Long Term Incentive Plan, subject to adjustment in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company. As of March 23, 1998, 1,321,838 options were outstanding under the Plan with a market value of $33,376,410 (based on the March 23, 1998 closing sales price of $25.25 per share), 290,138 of which are currently exercisable.

        Under the Plan, no employee participant may be granted awards for more than 20% of the total number of shares authorized for issuance under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors. Subject to the Plan's terms and provisions, the Compensation Committee is authorized to determine who may participate in the Plan, the number and types of awards made to each participant and the terms, conditions and limitations applicable to each award. The Compensation Committee determines all questions of interpretation and application of the Plan as well as any award under the Plan. The Board of Directors has the authority to adopt, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary for administering the Plan.

        STOCK OPTIONS. The Compensation Committee is authorized to grant options to purchase shares of Common Stock, including options qualifying as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code to employees and options that do not so qualify ("NQSOs") to employees and directors, as additional compensation for their services to the Company. A $100,000 limit applies to the aggregate fair market value (determined at grant) of stock with respect to which ISOs are first exercisable by an optionee under all incentive stock option plans of the Company during any calendar year.

        Options are exercisable over such period as may be determined by the Compensation Committee, but no ISO may be exercised after ten years from the date of grant. Options are evidenced by option agreements. No option may be transferred other than by will, by the laws of descent and distribution or by domestic order. The purchase price of Common Stock issued pursuant to the exercise of any option must be paid in full at the time of exercise in cash or, if permitted by the Compensation Committee with respect to options granted to employees, in shares of Common Stock or by surrender of all or part of that or any other award granted under the Plan.

        OUTSIDE DIRECTOR STOCK OPTIONS. Of the shares reserved for issuance under the Plan, a total of 160,000 have been reserved for issuance pursuant to options granted to Outside Directors. On the first day of business each year, each Outside Director receives an automatic annual award of fully-vested stock options, providing for the purchase of 3,000 shares of Common Stock at a price equal to the fair market value of such shares on the date of grant.

        STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SAR's") may be granted in tandem with a stock option, in addition to a stock option or freestanding and unrelated to a stock option. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. SARs have an exercise price as determined by the Compensation Committee on the date of grant.

        RESTRICTED STOCK. The Compensation Committee may grant up to an aggregate of 100,000 shares of restricted Common Stock under the Plan, which may be subject to forfeiture under such conditions and for such period of time as the Compensation Committee may determine. Such restrictions may include restrictions related to transferability or tied to continued employment, individual performance goals or the Company's financial performance. The Compensation Committee may cancel all or any portion of any outstanding restrictions prior to the expiration of such restrictions with respect to any or all of the shares of restricted Common Stock awarded to an employee.

        CASH AWARDS. An employee award may be denominated in cash with the amount of the eventual payment subject to such conditions and restrictions as may be established by the Compensation Committee, including continued employment and the achievement of specified business objectives.

        Since the Plan provides that future as well as present employees, officers, and directors may participate, it is not possible to determine the number of such persons who will be eligible to participate. Further, since receipt of benefits under the Plan depends upon the particular grants made from time to time by the Compensation Committee, in its discretion, it is not possible to determine the amounts that will be received under the Plan.

        FEDERAL TAX CONSEQUENCES. The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any local, federal, gift, estate, or inheritance taxes, or the consequences thereunder, that may result from the acquisition, holding, or disposition of Common Stock issued under the terms of the Plan.

        The Company has the right to deduct applicable taxes from any employee award payment and withhold, at the time of delivery or vesting of cash shares of Common Stock under the Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the employee award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

PARTICIPANTS SUBJECT TO SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act relating to rules for directors, officers and 10% owners of the Company. Therefore, because the acquisition of the Common Stock will not be deemed to be a "purchase" for purposes of Section 16(b) of the Exchange Act, a sale of Common Stock by a Plan participant within six months after the date of exercise of an option or SAR (or the date restrictions on a restricted stock award lapse) should not necessarily subject the Plan participant to liability under Section 16(b) of the Exchange Act ("Section 16(b)"). However, because the sale of the Common Stock can still be "matched" with other purchases, if a Plan participant has purchased Common Stock or a right to acquire Common Stock which is considered a "purchase" for purposes of
Section 16(b) within six months before the date of exercise of an option or SAR (or the date restrictions on a restricted stock award lapse) (an "Interim Purchase"), the Plan participant may have short-swing liability under Section 16(b) if he were to sell the Common Stock within six months after the date of the Interim Purchase. The Internal Revenue Service (the "IRS") has not yet formally taken a position about the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the Common Stock within six months after the interim purchase, the Common Stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(c) of the Internal Revenue Code (the "Code") and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below.

NONQUALIFIED STOCK OPTIONS

        A Plan participant will not recognize taxable income upon the grant of a nonqualified stock option. The federal income tax consequences to a Plan participant of exercising a nonqualified stock option will vary depending on whether the Common Stock received upon the exercise of such option are either "substantially vested" or "substantially non-vested" within the meaning of
Section 83 of the Code. Generally, such shares will be "substantially non-vested" if they are both non-transferable and subject to a substantial risk of forfeiture, and will be "substantially vested" if they are either transferable or not subject to a substantial risk of forfeiture. A Plan participant generally should not recognize compensation income upon exercising a nonqualified stock option for shares that are "substantially non-vested" until such shares become "substantially vested." A Plan participant who wishes to recognize compensation income at the time of the exercise of such an option (rather than when the shares become "substantially vested") must file an election under section 83(b) of the Code (a "Section 83(b) Election").

        A Section 83(b) Election is made by filing a written notice with the IRS office with which the Plan participant files his federal income tax return. The notice must be filed within 30 days of the Plan participant's receipt of the Common Stock related to the applicable employee award and must meet certain technical requirements.

        PLAN PARTICIPANTS NOT SUBJECT TO SECTION 16(B). Upon the exercise of a nonqualified stock option, an employee who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the employee will recognize ordinary income upon the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.

        PLAN PARTICIPANTS SUBJECT TO SECTION 16(B) - IF INTERIM PURCHASES CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If a Plan participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of the nonqualified stock option, such interim purchase may, under IRS positions yet to be announced, cause the Common Stock to be substantially non-vested and, as a result, the employee will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the exercise price and the fair market value of the Common Stock on the Applicable Date unless the Plan participant has made a Section 83(b) Election. Alternatively, if the Plan participant makes a Section 83(b) Election, then the Plan participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price.

        As used in this discussion, "Applicable Date" means the earlier of (i) the date the Plan participant disposes of the Common Stock issued under the terms of the Plan or (ii) the first date on which the sale of Common Stock issued under the terms of the Plan will not subject the Plan participant to liability under Section 16(b).

        PLAN PARTICIPANTS SUBJECT TO SECTION 16(B)--IF INTERIM PURCHASES DO NOT CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If no interim purchases were made or if the IRS concludes that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the Plan participant were not subject to Section 16(b). Therefore, upon the exercise of a nonqualified stock option, a Plan participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.

        COMPANY DEDUCTION. The Company will be entitled to a corresponding deduction equal to the amount recognized as income by a Plan participant at the time such amount is recognized by the Plan participant, provided that the Plan participant's compensation is reasonable in amount, and otherwise within statutory limitations.

        BASIS. The Plan participant's basis in Common Stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the Plan participant with respect to those Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the Common Stock for which the exercise price is paid in stock (if permitted by the Compensation Committee pursuant to the Plan) is discussed below under the caption "Exercise of Stock Options with Common Stock."

        SUBSEQUENT SALE OR DISPOSITION OF COMMON STOCK. Upon the sale or other disposition of Common Stock acquired upon the exercise of a nonqualified stock option, a Plan participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the Plan participant's basis in the Common Stock. The Plan participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares constitute a capital asset in the hands of the Plan participant. The type of capital gain or loss will depend upon the holding period of the Common Stock. If the Common Stock is held for less than twelve months, there will be a short-term capital gain or loss on sale or disposition. If the Common Stock is held between twelve and eighteen months, there will be mid-term capital gain or loss. Finally, if the Common Stock is held for eighteen months or longer, there will be long-term capital gain or loss on sale or disposition.

INCENTIVE STOCK OPTIONS

        Incentive stock options may be granted only to employees of the Company and its subsidiaries.

        An employee will not recognize any taxable income upon the grant of an incentive stock option. An employee also will not recognize any taxable income upon the exercise of an incentive stock option provided that the employee (i) was an employee of the Company (or any subsidiary of the Company) at all times beginning on the date the option was granted and ending on the date three months before the option was exercised (one year in the case of a disabled employee) and (ii) holds the Common Stock related to the option for at least two years after the date the option was granted and for at least one year after the date the option was exercised (collectively, these periods shall be referred to as the "Holding Period").

        ALTERNATIVE MINIMUM TAX. The exercise of an incentive stock option will result, however, in an item of income for purposes of determining the alternative minimum tax (the "AMT"). Liability for tax under the AMT rules will arise only if the employee's tax liability determined under the AMT rules exceeds the employee's tax liability determined under the ordinary income tax rules. The exercise of an incentive stock option will give rise to an item of AMT income to an employee in an amount equal to the excess of the fair market value of the Common Stock received on the date the option is exercised over the exercise price. Plan participants who exercise incentive stock options and receive Common Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.

        COMPANY DEDUCTION. Neither the Company (nor any subsidiary of the Company) will be entitled to a deduction for federal income tax purposes with respect to the grant of an incentive stock option to an employee under the Plan, the exercise of such option by the employee, or the sale of the Common Stock acquired through the exercise of such option by the employee subsequent to the expiration of the Holding Period.

        BASIS. The employee's tax basis in the Common Stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the Common Stock for which the exercise price is paid in stock (if permitted by the Compensation Committee pursuant to the Plan) is discussed below under the caption "Exercise of Stock Options With Common Stock."

        SUBSEQUENT SALE OR DISPOSITION AFTER HOLDING PERIOD. If shares of Common Stock acquired upon the exercise of an incentive stock option are sold after the expiration of the Holding Period, upon the sale of such Common Stock the employee will recognize a mid-term or long-term capital gain (or loss) in an amount equal to the excess (or deficiency) of the sales price over the employee's basis, provided the shares are held as a capital asset by the employee.

        DISQUALIFYING DISPOSITIONS

               DISQUALIFYING DISPOSITION BY EMPLOYEES NOT SUBJECT TO SECTION 16(B). If shares of Common Stock acquired upon the exercise of an incentive stock option are sold before the expiration of the Holding Period (hereinafter referred to as a "Disqualifying Disposition"), the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

               DISQUALIFYING DISPOSITION BY EMPLOYEES SUBJECT TO SECTION 16(B) - IF INTERIM PURCHASES CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If an employee who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of an incentive stock option (and if such interim purchase causes the Common Stock to be substantially non-vested as heretofore discussed) and the employee sells the Plan shares in a Disqualifying Disposition, the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the employee makes a Section 83(b) Election, in which case the tax consequences will be the same as if the employee was not subject to
Section 16(b) as described in the immediately preceding paragraph.

               DISQUALIFYING DISPOSITION BY EMPLOYEES SUBJECT TO SECTION 16(B) - IF THERE ARE NO INTERIM PURCHASES OR INTERIM PURCHASES DO NOT CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If no interim purchases were made or the IRS concludes that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the employee was not subject to Section 16(b) as described in the second preceding paragraph.

               CAPITAL GAIN. If the amount realized by an employee on the sale of the Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the employee as a short-term, mid-term or long-term capital gain, provided that the employee held the Common Stock as a capital asset.

               COMPANY DEDUCTION. Upon the occurrence of a Disqualifying Disposition, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the employee, provided that the employee's compensation is reasonable and is otherwise within statutory limitations.

               ALTERNATIVE MINIMUM TAX. If an employee exercises an incentive stock option and sells the Common Stock related thereto in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the employee sells Common Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the incentive stock option was exercised, the employee will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.

        EXERCISE FOLLOWING EMPLOYEE'S DEATH. Under certain circumstances, Common Stock acquired upon exercise of an incentive stock option following the employee's death will receive the tax treatment described herein without regard to the Holding Period requirement.

EXERCISE OF STOCK OPTIONS WITH COMMON STOCK

        The Plan permits, subject to the discretion of the Compensation Committee, the exercise price of stock options to be paid with shares of Common Stock owned by the Plan participant. The Compensation Committee does not presently intend to allow the use of shares of Common Stock that are substantially non-vested (I.E., nontransferable or subject to a substantial risk of forfeiture and for which a Section 83(b) Election has not been filed) to pay the exercise price of a stock option. Therefore, only shares of Common Stock that are substantially vested may be used to pay the exercise price of a stock option.

        NONQUALIFIED STOCK OPTIONS. If a Plan participant pays the exercise price of a nonqualified stock option with shares of Common Stock that are substantially vested (including, pursuant to proposed IRS regulations, stock obtained through the exercise of an incentive stock option and not held for the Holding Period), the Plan participant will not recognize any gain on the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The excess shares received will be taxable to the Plan participant as ordinary compensation income in an amount equal to the fair market value (i) if the excess shares are substantially vested, as of the exercise date, or (ii) if the excess shares are substantially non-vested, as of the Applicable Date. The Plan participant's basis in those excess Common Stock will equal the amount of ordinary compensation income recognized by the Plan participant.

        INCENTIVE STOCK OPTIONS. The tax consequences to an employee from using shares of Common Stock to pay the exercise price of incentive stock options will depend on the status of the Common Stock acquired.

        If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of Common Stock that are substantially vested, under proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The Holding Period of the surrendered shares will be carried over to the equivalent number of shares of Common Stock received. The employee will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the Holding Period of such shares will begin on the date of receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially non-vested Common Stock with shares of Common Stock that are substantially vested, the tax consequences will be the same.

        If an employee exercises an incentive stock option granted pursuant to the Plan using shares of Common Stock that were obtained through the exercise of an incentive stock option (whether granted under the Plan or under another plan of the Company) and that have been held by the employee for the Holding Period for either substantially vested Common Stock or substantially non-vested Common Stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

        Conversely, if an employee exercises an incentive stock option granted pursuant to the Plan using shares of Common Stock received upon the prior exercise of an incentive stock option (whether granted under the Plan or under another plan of the Company) and the employee has not held that Common Stock for the Holding Period, under proposed IRS regulations the employee will have made a Disqualifying Disposition of the number of shares of Common Stock used as payment for the exercise price of the incentive stock option. If the employee receives Common Stock that is substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the Common Stock surrendered (determined as of the date the option relating to such Common Stock was exercised) over the exercise price of the shares surrendered. It is unclear whether, if the employee receives Common Stock that is substantially non-vested, the recognition of income will be deferred until the Common Stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the shares received.

RESTRICTED STOCK

        PLAN PARTICIPANTS NOT SUBJECT TO SECTION 16(B). A Plan participant who is not subject to Section 16(b) who receives a restricted stock award will recognize ordinary income equal to the fair market value of the Common Stock received at the time the restrictions lapse, unless the Plan participant makes a
Section 83(b) Election to report the fair market value of the Common Stock received as restricted stock as ordinary income at the time of receipt.

        PLAN PARTICIPANTS SUBJECT TO SECTION 16(B). A Plan participant subject to Section 16(b) who receives a restricted stock award will recognize ordinary income equal to the fair market value of the stock received at the later of (i) the Applicable Date or (ii) the date on which the restrictions lapse, unless the Plan participant makes a Section 83(b) Election to report the fair market value of the Common Stock received as restricted stock as ordinary income at the time of receipt.

        COMPANY DEDUCTION. The Company may deduct an amount equal to the income recognized by the Plan participant at the time the Plan participant recognizes the income, provided the Plan participant's compensation is reasonable, and otherwise within statutory limitations.

        BASIS. The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the restricted stock on the date the Plan participant recognizes ordinary income as described above.

        SUBSEQUENT SALE OR DISPOSITION. The restrictions placed on restricted stock do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the restrictions lapse, a Plan participant will recognize taxable income or loss equal to the difference between the amount realized by the Plan participant on the disposition of the stock and the Plan participant's basis in the stock. The gain or loss will be taxable to the Plan participant as a capital gain or deductible by the Plan participant as a capital loss (either short- mid-term or long-term, depending on the holding period of the restricted stock), provided that the Plan participant held the restricted stock as a capital asset.

        DIVIDENDS. During the period in which a Plan participant holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Plan participant until the restrictions lapse, the dividends will be treated for tax purposes by the Plan participant and the Company in the following manner: (i) if the Plan participant makes a
Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the Plan participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, (ii) if the Plan participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the Plan participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time.

        If the Company pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the Plan participant does not make a Section 83(b) Election, the dividends will be taxable to the Plan participant as compensation at the time of payment and the Company will be entitled to a deduction.

STOCK APPRECIATION RIGHTS

        A Plan participant will not recognize taxable income upon the grant of a stock appreciation right.

        PLAN PARTICIPANTS NOT SUBJECT TO SECTION 16(B). Upon the exercise of an SAR, a Plan participant who is not subject to Section 16(b) will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.

        PLAN PARTICIPANTS SUBJECT TO SECTION 16(B) - IF INTERIM PURCHASES CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If a Plan participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a "purchase" for purposes of Section 16(b)) within six months prior to the exercise of an SAR and the IRS concludes that such interim purchase causes the Common Stock received in settlement of an SAR to be substantially non-vested, the Plan participant will recognize ordinary income in an amount equal to the cash received and the fair market value of any Common Stock received determined as of (i) the exercise date if the Plan participant makes a
Section 83(b) Election or (ii) the Applicable Date if the Plan participant does not make a Section 83(b) Election.

        PLAN PARTICIPANTS SUBJECT TO SECTION 16(B) - IF THERE ARE NO INTERIM PURCHASES OR INTERIM PURCHASES DO NOT CAUSE COMMON STOCK ISSUED UNDER THE TERMS OF THE PLAN TO BE SUBSTANTIALLY NON-VESTED. If no interim purchases were made or the IRS determines that interim purchases do not cause the Common Stock paid in settlement of an SAR to be substantially non-vested, the tax consequences will be the same as if the Plan participant was not subject to Section 16(b). Therefore, upon the exercise of an SAR, the Plan participant will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.

        COMPANY DEDUCTION. The Company will be entitled to a deduction in the amount of, and at the time that, ordinary income is recognized by the Plan Participant in connection with the exercise of an SAR, provided that the Plan participant's compensation is reasonable and is otherwise within the statutory limitations.

        BASIS. In the event that an SAR is paid in whole or in part in Common Stock, the amount recognized by the Plan participant as ordinary income with respect to those shares will be the Plan participant's basis in those Common Stock for purposes of determining any gain or loss on the subsequent sale of those shares.

OTHER CONSIDERATIONS

        Any Common Stock subject to restrictions in order to comply with the "Pooling-of-Interest Accounting" rules set forth in Accounting Series Release Numbered 130 ((10/5/72) 37 F.R. 20937; 17 C.F.R. 211.130) and Accounting Series
Release Numbered 135 ((1/18/73) 38 F.R. 1734; 176 C.F.R. 211.135) are considered to be substantially non-vested. As discussed above, the time for determining the fair market value of such Common Stock would be the date on which such restrictions lapse.

        Pursuant to the Omnibus Budget Reconciliation Act of 1993, the Company's tax deduction for all compensation (including the value of restricted stock when it becomes taxable to the officer) paid to specified officers in any one year after 1993 is limited to $1,000,000. The Plan is intended to comply with certain provisions of the Code that will allow the Company's deduction arising from an officer's exercise of a stock option or stock appreciation right (or the sale of the underlying stock acquired through the exercise of an incentive stock option before the required holding periods are met) to be exempt from this limitation. However, stock options that may be granted with a "bargain" exercise price are not eligible for such exemption.

OPTIONS GRANTED UNDER THE PLAN. The following table sets forth certain information with respect to options awarded to the specified persons and groups under the Plan through March 23, 1998:

            NAME AND                NUMBER
       PRINCIPAL POSITION         OF SHARES     GRANT DATE      EXERCISE PRICE   EXPIRATION DATE
       ------------------         ---------     ----------      --------------   ---------------
J. Ernest Talley................
  Chairman of the Board and
  Chief Executive Officer                   0       N/A              N/A               N/A

Mark E. Speese..................
  President                                 0       N/A              N/A               N/A

L. Dowell Arnette...............
  Executive Vice President             15,000   May 9, 1995         $6.67          May 9, 2005

Mitchell E. Fadel
  President and Chief Executive
  Officer - ColorTyme, Inc.            10,000 January 2, 1997       $14.38       January 2, 2007
                                                May 9, 1995                        May 9, 2005
Dana F. Goble...................                    to                                 to
  Senior Vice President                20,000 January 2, 1997  $6.67 to $14.38   January 2, 2007

All current executive officers                  May 9, 1995                        May 9, 2005
as a group......................                    to                                 to
  (11 persons)                        146,500 January 2, 1998  $6.67 to $22.50   January 2, 2008
                                               April 1, 1995                      April 1, 2005
J.V. Lentell....................                    to                                 To
  Director                             18,000 January 2, 1998  $3.34 to $18.00   January 2, 2008
                                               April 1, 1995                      April 1, 2005
Joseph V. Mariner, Jr...........                    to                                 To
  Director                             18,000 January 2, 1998  $3.34 to $18.00   January 2, 2008
                                               April 1, 1995                      April 1, 2005
Rex W. Thompson.................                    to                                 To
  Director                             18,000 January 2, 1998  $3.34 to $18.00   January 2, 2008

All current directors who are
not executive officers as a                    April 1, 1995                      April 1, 2005
group...........................                    to                                 to
  (3 persons)                          54,000 January 2, 1998  $3.34 to $18.00   January 2, 2008

All Employees (including                       April 1, 1995                      April 1, 2005
current officers who are not                        to                                 to
executive officers) as a group.. 2,758,500(1) January 2, 1998  $3.34 to $26.75   January 2, 2008

-----------------------
(1) Pursuant to the terms of the Plan, when an optionee leaves the employ of the Company, unvested options granted to that employee terminate and become available for issuance. Vested options not exercised within 90 days from the date the optionee leaves the employ of the Company terminate and become available for issuance. As a result of terminations, the number of shares reserved under the Plan on a historical basis, exceed the number of shares available for issuance. However, at no time did grants under the Plan exceed the number of shares available for issuance.

The closing sales price of the Common Stock as of March 23, 1998 was $25.25 per share, as reported on Nasdaq.

PROPOSED AMENDMENT TO THE PLAN

        The Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to the Long Term Incentive Plan, which amendment would increase the number of shares of the Company's Common Stock reserved for grants to be made pursuant to the Plan from 2,000,000 shares to 3,000,000 shares. The proposed amendment does not change the Plan in any other manner. The Board of Directors believes that the proposed amendments to the Plan will offer the Company added flexibility in its efforts to attract and retain key employees, officers and directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

                               III. OTHER BUSINESS

        The Board of Directors does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

        Representatives of Grant Thornton LLP, the Company's independent public accountants for the fiscal year ended December 31, 1997, will attend the Annual Meeting and be available to respond to appropriate questions which may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

        The Audit Committee of the Board of Directors of the Company has not appointed an independent public accounting firm for the 1998 fiscal year. The Board of Directors, and the Audit Committee thereof, annually review the performance of the Company's independent public accountants and the fees charged for their services. The Board of Directors anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for the Company's annual audit. Based upon the Board and Audit Committee's analysis of such information, the Company will determine which independent public accounting firm to engage to perform its annual audit each year.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 23, 1998 by (i) each person who is the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the persons named below have the sole power to vote and dispose of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable.

                                    AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP       PERCENT OF CLASS
------------------------          -----------------------       ----------------
J. Ernest Talley(1)                    5,893,265(2)                 23.6%
Mark E. Speese(1)                        2,528,432                  10.1%
Montgomery Asset Management, LLC       1,739,200(3)                 7.0%
L. Dowell Arnette                        416,164(4)                 1.7%
Mitchell E. Fadel                         87,023(5)                   *
Dana F. Goble                             21,563(6)                   *
J. V. Lentell                             13,000(7)                   *
Rex W. Thompson                           12,000(7)                   *
Joseph V. Mariner, Jr.                     7,602(8)                   *
All officers and directors as a
group (14 total)                       9,027,025(9)                 36.1%
---------------
 *   Less than 1%

(1) The address of J. Ernest Talley and Mark E. Speese is 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.

(2) Does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.

(3) The address of Montgomery Asset Management, LLC is 101 California Street San Francisco, California 94111.

(4) Includes 11,250 shares issuable pursuant to options granted under the Company's Long Term Incentive Plan, 3,750 of which will become exercisable on May 9, 1998, and 7,500 of which are currently exercisable.

(5) Includes 2,500 shares issuable pursuant to options granted under the Company's Long Term Incentive Plan, all of which are currently exercisable.

(6) Includes 12,500 shares issuable pursuant to options granted under the Company's Long Term Incentive Plan, 3,750 of which will become exercisable on May 9, 1998, and 8,750 of which are currently exercisable.

(7) These shares are issuable pursuant to options granted under the Company's Long Term Incentive Plan, all of which are currently exercisable.

(8) 4,000 of these shares are issuable pursuant to options granted under the Company's Long Term Incentive Plan, all of which are currently exercisable.

(9)  Does not include shares as to which beneficial ownership is disclaimed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS

        J. V. Lentell, a director of the Company, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of the Company's lenders. Intrust Bank, N.A. is a $18,000,000 participant in the Company's $90,000,000 line of credit. The Company also maintains a separate line of credit with Intrust Bank, N.A., of which $380,000 was advanced as of March 23, 1998.

ACQUISITION OF TRANS TEXAS CAPITAL, L.L.C.

        In February 1997, the Company acquired fourteen stores in Texas from Trans Texas Capital, LLC ("Trans Texas") for approximately $7.3 million in cash (the "Trans Texas Acquisition"). Danny Z. Wilbanks, Senior Vice President and Chief Financial Officer of the Company was the managing member of Trans Texas. At the time of the Trans Texas Acquisition, Mr. Wilbanks was not an executive officer of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as set forth below, the Company believes, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, that during 1997 all of the Company's directors, officers and holders of more than 10% of its Common Stock complied with all
Section 16(a) filing requirements, except that Teri Kommers, Doug Balduini, Niels Boensch, Todd Coppedge, Angel Cruz, John Dixon, Michael Draughn, Roger Estep, Kenneth Gossett, Joe Mucci and Leslie Preston (each, at the time, a Regional Vice President, none of whom are currently considered "Officers" within the meaning of Section 16 - See "Executive Officers") each failed to timely file one Form 3 with the SEC. Dana F. Goble, Angel Cruz, John Dixon and Anthony Doll failed to timely file one Form 4 with the SEC. Late reports were filed in each instance.

FUTURE STOCKHOLDER PROPOSALS

        Proposals that stockholders of the Company intend to present for inclusion in the Company's proxy statement and form of proxy with respect to the Company's 1999 Annual Meeting of Stockholders must be received by the Company at the address indicated on the first page of this Proxy Statement no later than December 1, 1998. In addition, the Company's Amended and Restated Bylaws generally require stockholders to give notice to the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company in order to present proposals (whether or not such proposals are to be included in the Company's proxy materials) or to nominate directors.

ANNUAL REPORT

        The Company's Annual Report for the year ended December 31, 1997 (which includes a copy of the Company's Annual Report on Form 10-K) has been mailed to all stockholders of record as of March 23, 1998. Such Annual Report is not a part of the proxy solicitation material. The Company will provide without charge a copy of the Annual Report on Form 10-K (without exhibits) to any stockholder upon written request to David M. Glasgow, Secretary of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.

                                            By Order of the Board of Directors,

                                            /s/ DAVID M. GLASGOW
                                            David M. Glasgow
                                            SECRETARY

                                  APPENDIX A

                             AMENDED AND RESTATED

                           1994 RENTERS CHOICE, INC.

                           LONG-TERM INCENTIVE PLAN


            1. OBJECTIVES. The 1994 Renters Choice, Inc. Long-Term Incentive Plan (the "Plan") is designed to retain selected employees and non-employee directors of Renters Choice, Inc. (the "Company") and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

            2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

            "Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Employee Award or a Director Option.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

            "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

            "Director" means an individual serving as a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

            "Director Option" means a nonqualified stock option granted to a Director under the terms of this Plan.

            "Employee Award" means the grant of any form of Employee Stock Option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to an employee of the Company or any Subsidiary pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

            "Employee Stock Option" means an incentive stock option or a nonqualified stock option granted to an employee of the Company or any of its Subsidiaries under this Plan by the Committee.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market, Inc., by the National Quotation Bureau, Inc.

            "Participant" means an employee of the Company or any of its Subsidiaries to whom an Employee Award has been made under this Plan or a Director who has received a Director Option.

            "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

            "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

            3.    ELIGIBILITY.

            (a) EMPLOYEE AWARDS. All employees of the Company and its Subsidiaries are eligible for Employee Awards under this Plan. The Committee shall select the employees who shall become Participants in the Plan from time to time by the grant of Employee Awards under the Plan.

            (b) DIRECTOR OPTIONS. Recipients of Director Options shall include all persons who, as of the time Director Options are awarded, are serving as Directors of the Company.

            4. COMMON STOCK AVAILABLE UNDER THE Plan. There shall be available for Employee Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) and Director Options during the term of this Plan an aggregate of 2,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph 14,

160,000 of which shall be set aside for issuance pursuant to Director Options and 100,000 of which shall be set aside for stock awards, as described in subparagraph 6(iii) hereof. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Employee Awards and Director Options. Common Stock related to Employee Awards and Director Options that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Employee Award or Director Option are not issued to a Participant, or are exchanged for Employee Awards that do not involve Common Stock, shall immediately become available for Employee Awards and Director Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

            5. ADMINISTRATION. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (a) not adverse to the Participant holding such Employee Award or (b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may delegate to the Chief Executive Officer of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Employee Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

            6. EMPLOYEE AWARDS. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Employee Award made hereunder shall be embodied in an Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 6 and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or

(b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Employee Award may provide for the granting or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award. Notwithstanding anything herein to the contrary, no Participant may be granted Employee Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of Common Stock originally authorized for Employee Awards under this Plan, subject to adjustment as provided in Paragraph 14. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the number of shares authorized.

            (i) EMPLOYEE STOCK OPTION. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Agreement or otherwise. A stock option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan.

            (ii) STOCK APPRECIATION RIGHT. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Agreement.

            (iii) STOCK AWARD. An Employee Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Employee Award may be subject to conditions established by the Committee and set forth in the Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Employee Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Employee Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

            (iv) CASH AWARD. An Employee Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

            7. DIRECTOR STOCK OPTIONS. Director Options shall be granted to each eligible Director as of the date of consummation of the initial public offering of the Common Stock providing for the purchase of 9,000 shares of Common Stock. Commencing on January 1, 1996, automatic annual awards of Director Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 3,000 shares of Common Stock; provided that such Director Options shall provide for the purchase of 9,000 shares of Common Stock if the recipient of such Director Option had not previously received a grant of a Director Option pursuant to this Plan. The purchase price of each share of Common Stock placed under a Director Option shall be equal to the Fair Market Value of such shares on the date the Director Option is granted; provided, that the purchase price of each share of Common Stock placed under a Director Option on the date of consummation of the initial public offering of the Common Stock shall be equal to the initial public offering price of the Common Stock. Director Options shall terminate and be of no force or effect with respect to any shares not previously purchased by the Director Optionee upon the expiration of ten years from the date of granting of each Director Option, notwithstanding any earlier termination of the Director Optionee's status as a Director of the Company. All Director Options shall be exercisable immediately on the date of grant. Notwithstanding the foregoing, no grant of Director Options shall be made unless the number of shares available under the Plan is sufficient to make all automatic grants of Director Options on the grant date. All Director Options shall be evidenced by a written Agreement conforming with the terms of this Plan.

            8. PAYMENT OF EMPLOYEE AWARDS.

            (a) GENERAL. Payment of Employee Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

            (b) DEFERRAL. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee or
(ii) provide for the deferral of an Employee Award in an Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Agreement or by the Committee, may be forfeited if and to the extent that the Agreement so provides.

            (c) DIVIDENDS AND INTEREST. Dividends or dividend equivalent rights may be extended to and made part of any Employee Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

            (d) SUBSTITUTION OF EMPLOYEE AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Employee Award for another Employee Award of the same or different type.

            9. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Employee Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common

Stock or Employee Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

            10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            11. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Employee Award previously granted to such Participant shall be made without such Participant's consent, (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Employee Award then outstanding (unless the holder of such Employee Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements, and (c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule l6b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

            12. TERMINATION OF EMPLOYMENT. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Employee Awards shall be treated as provided in the specific Agreement evidencing the Employee Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of this Plan or an Employee Award or otherwise amend or modify the Employee Award in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

            13. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Agreement, no Employee Award, Director Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-l(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Agreements other restrictions on transfer. Any attempted assignment of an Employee Award, Director Option or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.

            14.   ADJUSTMENTS.

            (a) The existence of outstanding Employee Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

            (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Employee Awards and Director Options denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Employee Awards and Director Options; and (iii) the appropriate Fair Market Value and other price determinations for such Employee Awards and Director Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Employee Awards and the termination of unexercised options in connection with such transaction.

            15. RESTRICTIONS. No Common Stock or other form of payment shall be issued with respect to any Employee Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3.

Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

            16. UNFUNDED PLAN. Insofar as it provides for Employee Awards of cash, and Employee Awards and Director Options covering Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

            17. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

            18. EFFECTIVE DATE OF PLAN.

            (a) This Plan was approved by the Board of Directors of the Company as of December 5, 1994, and by the unanimous written consent dated as of December 21, 1994, of the holders of all of the shares of Common Stock outstanding and entitled to vote thereon.

            (b) The Plan was amended effective May 20, 1996 for the purpose of increasing the number of shares reserved for issuance under the Plan from 1,500,000 to 2,000,000. The amendments to the Plan were approved by the Board of Directors of the Company as of March 18, 1996, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of May 20, 1996. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate the 1996 amendments.

                                          RENTERS CHOICE, INC.

                              RENTERS CHOICE, INC.
                        13800 Montfort Drive, Suite 300
                              Dallas, Texas 75240

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

P        The undersigned, hereby revoking all prior proxies, hereby appoints
    Mark E. Speese, Danny Z. Wilbanks and David M. Glasgow jointly and
R severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to
O each, to vote all the shares of Common Stock of Renters Choice, Inc. (the "Company") which the undersigned would be entitled to vote if personally
X present at the Annual Meeting of Stockholders of Renters Choice, Inc. to be held on May 18, 1998 and at any adjournments and postponements thereof. The
Y above-named proxies are hereby instructed to vote as shown on the reverse side of this card.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

    COMMENTS/ADDRESS CHANGE, PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE

                                      (Continued and to be signed on other side)

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                Please mark  [X]
                                                                 your votes
                                                                 as in this
                                                                  example.

1. ELECTION OF CLASS I DIRECTORS for the term set forth in the accompanying proxy statement.

   FOR all         WITHHOLD       J. Ernest Talley
  nominees        AUTHORITY
 listed to      to vote for all   WITHHELD FOR: (To withhold authority to vote
 the right      nominees listed   for any individual nominee, write the
                 to the right     nominee's name in the space provided below.
   [ ]               [ ]          ___________________________________________


2. INCREASE in the number of shares of the Company's common stock, par value $.01 per share, reserver for issuance under the Amended and Restated Renters Choice, Inc. 1994 Long-Term Incentive Plan, from 2,000,000 to 3,000,000

       FOR    AGAINST     ABSTAIN
       [ ]      [ ]         [ ]

3. In their discretion, upon such       The undersigned(s) acknowledges receipt
   other business as may properly       of the Notice of 1997 Annual Meeting of
   come before the meeting.             Stockholders and the proxy statement
                                        accompanying the same, each dated
                                        April 6, 1997.

                                         Please date this proxy and sign your
                                         name exactly as it appears hereon. If
                                         there is more than one owner, each
                                         should sign. When signing as an agent,
                                         attorney, administrator, guardian or
                                         trustee, please indicate your title as
                                         such. If executed by a corporation this
                                         proxy should be signed in the corporate
                                         name by a duly authorized officer who
                                         should so indicate his or her title.

                                         PLEASE DATE, SIGN AND RETURN THIS PROXY
                                            PROMPTLY IN THE ENCLOSED ENVELOPE.


                                         _____________________________________
                                         Date

                                         _____________________________________
                                         Signature

                                         _____________________________________
                                         Signature if held jointly